THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-S8)

                 Residential Funding Mortgage Securities I, Inc.
            ________________________________________________________
             (Exact name of registrant as specified in its charter)


              DELAWARE               333-106093           75-2006294
              --------               ----------           ----------
    (State or Other Jurisdiction     (Commission       (I.R.S. Employer
          of Incorporation)         File Number)      Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                            55437
(Address of Principal                                           (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

        On September 29, 2004, the Registrant will cause the issuance and sale of approximately $309,294,901 the initial principal amount of Mortgage Pass-Through Certificates, Series 2004-S8, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-V, Class A-P, Class M-l, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of September 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

        In connection with the sale of the Series 2004-S8, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class R-I and Class Certificates, other than a de minimis portion of each of the Class R-I Certificates and Class R-II Certificates (the "Senior Underwritten Certificates") to Deutsche Bank Securities Inc. (the "Senior Underwriter") and the sale of the Series 2004-S8, Class M-1, Class M-2 and Class M-3 Certificates (the "Bear Stearns Underwritten Certificates" and collectively with the Senior Underwritten Certificates, the "Underwritten Certificates") to Bear, Stearns & Co. Inc. ("Bear Stearns"; together with the Senior Underwriter, the "Underwriters"), the Registrant has been advised by the Underwriters that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-106093, which Computational Materials are being filed manually as exhibits to this report.

        The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Computational Materials consist of the pages (the "Computational Materials") that appear after the Form SE cover dated September 29, 2004. THE
UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.



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In addition,  the actual  characteristics  and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any
difference  between  such  assumptions  and  the  actual   characteristics   and
performance  of the Mortgage  Loans will affect the actual yield,  average life,
duration,   expected   maturity,   interest  rate   sensitivity  and  cash  flow
characteristics of a particular class of Underwritten Certificates.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements.

        Not applicable.
(b)     Pro Forma Financial Information.

        Not applicable.

(c)      Exhibits

ITEM 601(A) OF REGULATION S-K
EXHIBIT NO.               EXHIBIT NO.                DESCRIPTION
-----------               -----------                -----------
1                         99                         Computational Materials





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                            By:   /s/ Joe Orning
                                  --------------------------
                            Name:  Joe Orning
                            Title: Vice President


Dated: September 29, 2004



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                                  EXHIBIT INDEX


           Item 601(a) of
Exhibit    Regulation S-K                                Sequentially Numbered
Number     Exhibit No.              Description                Page

  1             99             Computational Materials     Filed Manually



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